UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008 (November 13, 2008)

Behringer Harvard REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-1605

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On November 13, 2008, Behringer Harvard REIT I, Inc., a Maryland corporation (which may be referred to herein as the “Registrant,” “we,” “our” or “us”), entered into an agreement with Behringer Harvard Operating Partnership I LP, a Texas limited partnership and our operating partnership, Behringer Advisors, LLC, a Texas limited liability company and our advisor (the “Advisor”), HPT Management Services LP, a Texas limited partnership and our property manager (the “Manager”), and HPT TIC Management Services LP, a Texas limited partnership (the “TIC Manager”).  Pursuant to the terms of the agreement, once a property owned through a tenant-in-common arrangement becomes wholly owned by us, property management fees will be paid pursuant to our property management agreement with the Manager and asset management fees will be paid pursuant to our advisory agreement with the Advisor instead of those fees being paid pursuant to the tenant-in-common agreement with the TIC Manager. Further, these properties will be operated consistently with our other wholly owned properties.

The information set forth above with respect to the agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 disclosure by reference.

Item 7.01.                                        Regulation FD Disclosure.

On November 13, 2008, our board of directors declared distributions payable to the stockholders of record each day during the month of December 2008.  Distributions payable to each stockholder of record during a month will be paid in cash on or before the 16th day of the following month.  The declared distributions equal a daily amount of $0.0017808 per share of common stock. If this rate was paid each day for a 365-day period, it would equal a 6.5% annualized rate based on a purchase price of $10.00 per share.  A portion of each distribution may constitute return of capital for tax purposes.  There is no assurance that we will continue to declare daily distributions at this rate.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                Exhibits.

10.1                          Agreement, dated November 13, 2008, by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP, Behringer Advisors, LLC, HPT Management Services LP and HPT TIC Management Services LP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD REIT I, INC.

Dated: November 18, 2008	By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate Development & Legal

EXHIBIT INDEX

Exhibit No.	Description

10.1

Agreement, dated November 13, 2008, by and among Behringer Harvard REIT I, Inc., Behringer Harvard Operating Partnership I LP, Behringer Advisors, LLC, HPT Management Services LP and HPT TIC Management Services LP